UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21575

BRYCE CAPITAL GROWTH FUND

BRYCE CAPITAL VALUE FUND,

EACH A SERIES OF BRYCE CAPITAL FUNDS

 (Exact name of registrant as specified in charter)

2 Thornell Road, Pittsford, NY

14534

(Address of principal executive offices)

(Zip code)

Dennis E. Lohouse, Treasurer, Bryce Capital Funds, 2 Thornell Road, Pittsford, NY 14534

Registrant's telephone number, including area code: 585-381-2990

Date of fiscal year end: 6/30/09

Date of reporting period: 06/30/09

Form N-CSR is to used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. – 3507.

Item 1.  Reports to Stockholders.

Bryce Capital Growth Fund

Bryce Capital Value Fund

Annual Report to Shareholders

June 30, 2009

The Views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Funds will continue to hold these securities in the future. Before investing, please carefully read the prospectus, which contains more complete information, including the investment objective, fees, risks and expenses. Contact the Bryce Capital Funds at 1-866-62BRYCE if you have any questions or to obtain a prospectus. The prospectus can also be obtained from our website at www.brycefunds.com

Performance data quoted represents past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate and Fund shares when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risks, which is the possibility that the market values of securities owned by the Funds will decline and the value of the Funds’ shares may therefore be less than what you paid for them.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Table of Contents

President’s Letter to Shareholders

Bryce Capital Value Fund

Portfolio Commentary

Performance and Returns

Top Ten Holdings

Top Five Sectors

Schedule of Investments

Financial Statements

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Bryce Capital Growth Fund

Portfolio Commentary

Performance and Returns

Top Ten Holdings

Top Five Sectors

Schedule of Investments

Financial Statements

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Shareholder Fee Examples

Trustees and Officers

Report of Independent Registered Public Accounting Firm

Dear Valued Shareholder:

The first half of this year was broken up by two very distinct market periods. The first quarter of the year was a continuation of the damaging trend from 2008.  From the start of the year through March 9th, the S&P 500 was down over 25%; on top of the major drop of 2008. However at that point things changed dramatically as signs that the worst recession in recent history had run its’ course.  The rest of the first half of 2009 saw the market jump significantly climbing more than 40% off of the March 9th low through June 30th.  When all was said and done, the strong move in the stock market from those lows allowed for the first half of the year to end up being flat to up slightly, quite an accomplishment from how the first quarter started out.  As we enter the 3rd quarter, all signs point toward a continuation of this strength as we enter the second half of the year.

The stock market performance followed the economic environment along with the sentiment of the consumer.  The other variable that affected the stock market was headline risk as the credit market crisis continued onward. As the failure of financial firms such as Lehman Brothers and the essential takeover of companies such as American International Group (AIG) by the government were hitting the news on a daily basis the selling of stocks accelerated. The Federal Reserve Board maintained an unprecedented activist role in an effort to loosen up the credit markets. As the year progressed, so-called “green shoots” or signs of recovery began to show in the economic data. The housing market, which had been mired in foreclosures and falling prices, began to show signs of improvement. Even though consumer spending continued to decline, consumer confidence rebounded sharply off of the lows, which is a very important sign since any recovery is dependent on both consumer and business spending.

During this period, the vast majority of companies continued to earn profits. Companies focused on improving their balance sheets and wringing costs out of their organizations.  Commodity prices, which had hurt profits in 2007 and 2008, continued their steep decline helping companies’ margins as well as their earnings power. The efforts, on the part of corporate America to improve their balance sheets, were essential as the strained debt and equity markets made it near impossible for corporations to raise cash through the traditional avenues of debt and/or equity issuance. Those companies that had the strongest balance sheets ensured their survival and their ability to prosper during the economic recovery.

The stock market saw a dramatic decline culminating in the multi-year low of 666 on the S&P 500. This drop challenged investors’ confidence and their commitment to the stock market. At the same time, periods such as these create incredible opportunities for investors. Throughout this challenging period, we continued to focus our attention on those companies that met our strict buy criteria. We have refrained from buying “broken angels” in hopes of quick gains - in names that do not have the fundamentals to justify ownership. We have and will continue to stick to our guns knowing that this strategy has rewarded our shareholders over time.

As always, as a fellow shareholder, thank you for the confidence and trust you have placed in us, we do not take that lightly.

Respectfully,

Ed Sheidlower, CMFC

President, Bryce Capital Funds

Bryce Capital Value Fund:

The stock market began 2009 continuing the trend of 2008 with the S&P 500 falling more than 25% in the first 10 weeks of the year. At that point things changed dramatically as signs began to emerge that the recession had run its’ course. The Federal Reserve had taken an activist role by taking unprecedented steps in an attempt to loosen up the credit markets and the “green shoots” that we kept hearing about began to show signs of taking root.

In March the stock market began to work its’way higher. The stocks that performed the best were those stocks that had been hit the hardest as investors tried to play bounces off of depressed levels.  The traditional value stocks that had driven the Value Fund for the last couple of years were left behind, as lower quality stocks as measured by their corporate bond ratings were the best performers. When looking at the S&P 500 second quarter year over year percent change we see that the energy sector was down 67.9%, materials down 65.1%, financials down 45.9% and industrials down 34.1%. These are traditionally the sectors that a “value” manager would own and that impacted the Bryce Capital Value Fund as well. We remain dedicated to our investment discipline, which as recently as last summer drove Morningtar and Lipper to rank the Bryce Capital Value Fund as one of the top performing funds in its category.

The fund is heavily weighted toward the consumer discretionary, information technology and healthcare sectors. The consumer discretionary sector has fallen as consumers increased savings and decreased spending alongside the weaker economy and greater job loss. This decline has provided an opportunity to buy leading consumer discretionary companies at discounted valuations. As consumer sentiment adjusts, we expect spending trends to normalize. As a result, steep cost cutting at companies, including dramatic reductions in inventory, provide wider profit margin opportunity. The information technology sector saw dramatic selling related to significant cuts to corporate IT spending budgets. As a result, corporations are working with older equipment and software. As the economy stabilizes, we expect IT budgets to increase, allowing corporations to reinvest in products. In healthcare, stocks were steeply sold despite solid fundamental growth as investors became more worried about legislative healthcare reform than the execution of business plans. We expect investments in this area will improve as legislative clarity returns, allowing investors to reconsider business execution over legislative risk.

The largest positive contributor to fund performance was Shanda Interactive.  Shanda, which was up over 61% for the first six months of the year, operates and develops online games and entertainment in the People’s Republic of China. Shanda benefited as China's government launched a significant stimulus package, sparking GDP growth. Computer Programs and Systems was the second largest positive contributor, returning 42.9% in the first two quarters. Computer Programs and Systems develops and sells IT systems for managing medical and financial data and benefited from increasing confidence healthcare reform will spur additional investment in electronic medical records. Ocwen Financial was the third largest positive contributor up 41.3% during the six-month period. This financial services company benefited as the financials began to rally coming out of the credit crisis and since this company was not involved in the crisis as many of the larger firms were, their earnings and revenues remained fairly constant. The 4th largest contributor was Aeropostale up 31.1% from the time we purchased it in the first quarter to the end of the first half of 2009. This retailer caters to young men and women aged eleven to thirty and saw their sales much less affected by the recession as young adults, less concerned about the economy then their parents continued to spend. They also benefited from the trade down that many consumers made from higher priced retailers.

The largest negative contributors to performance in the first six months included healthcare companies; Gentiva Health Services and Humana Incorporated. Gentiva, a home healthcare company, fell 45.7% from our purchase price as investors worried about proposed cuts in the size of future Government reimbursement rates on some home healthcare services. Humana, a managed healthcare company, fell 40.5% from time of purchase on the announcement of the loss of a military insurance contract and growing worries over a publicly managed healthcare insurance competitor as part of the Healthcare Reform Act. Jet Blue Airways was also weak, returning - 37.6% during the period. Jet Blue Airways declined due to consumers staying closer to home amidst the recession. The other large negative contributors were Cathay General Banc and Comstock Resources. Cathay with their exposure to commercial banking saw their earnings suffer. Comstock Resources is a independent oil and gas company and was broad brushed with many of the energy stocks which sold off broadly on the drop in commodity prices.

As we look toward the second half of 2009, we are encouraged by the broader market rally, which began in Q2 and the improvement in key economic metrics including home sales and consumer confidence. Our stock selection process, which has proven successful in the past, remains unchanged. We will continue to seek out those companies where the market is undervaluing earnings. Thank you for the trust that you have placed in us.

Table 1
PERFORMANCE
Annualized for the period ended June 30, 2009
		Bryce Value	Russell	S&P 500
		Fund	1000 Value
Year to date	(not annualized)	-20.6%	-2.9%	3.2%

One Year		-54.8%	-29.0%	-26.2%

Three Year		-16.7%	-11.1%	-8.2%

Since Inception	(September 14, 2004)	-4.0%	-2.6%	-2.2%

Cummulative	(not annualized)	-17.6%	-12.4%	-10.1%

*The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

The performance data shown is historical.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

Bryce Capital Value Fund
Investment Changes

Top Ten Stocks as of June 30, 2009
% of fund's net assets
USA Mobility Inc	2.1
Coach Inc.	2.4
Maximus Inc	2.4
Check Point Software Technologies Ltd	2.0
VCA Antech Inc	2.3
Encore Wire Corp	2.2
Biovail Corp	2.0
Skyworks Solutions Inc	2.2
Medco Hearlth Solutions Inc	2.2
Teva Pharmaceutical Inds Ltd Adr	2.1
21.9

Top Five Market Sectors as of June 30, 2009
% of fund's net assets
Consumer Discretionary	24.8
Information Technology	22.0
Health Care	20.6
Financials	14.2
Energy	7.4
89.0

Asset Allocation (% of Fund's net assets)
As of June 30, 2009

Bryce Capital Value Fund
Investments June 30, 2009
Showing Percentage of Net Assets

COMMON STOCK - 101.5
		Shares	Value

Industrials - 4.2%
	Encore Wire Corp	5,075	108,350
+	Mastec Inc Com	8,300	97,276
			205,626

Consumer Discretionary - 25.2%
	Advance Auto Parts Inc	2,225	92,315
+	Aeropostale	2,800	95,956
	Brinker Intl Inc	5,500	93,665
	Coach Inc.	4,500	120,959
	Cracker Barrel Old Ctry Store	3,650	101,835
	Darden Restaurants Inc Com	2,600	85,748
+	Dollar Tree Inc	2,225	93,673
	Family Dlr Stores Inc	3,000	84,900
+	Kohls Corp	2,200	94,050
+	O Reilly Automotive Inc	2,100	79,968
+	Papa Johns Intl Inc	3,700	91,723
	Ross Stores Inc	2,500	96,500
	Yum Brands Inc.	2,900	96,686
			1,227,978

Energy - 7.5%
	Consolidated Energy	2,725	92,541
+	Core Laboratories	1,100	95,865
	Williams Companies	5,050	78,831
	World Fuel Svcs Corp	2,350	96,891
			364,128

Financials - 14.4%
+	Affiliated Managers Group Inc Com	1,725	100,378
+	Ameritrade Holding Corp.	5,950	104,363
	Goldman Sachs Group Inc Com	700	103,208
+	Knight Cap Group Inc	5,500	93,775
	Morgan Stanley Co	3,400	96,934
	NYSE Euronext	3,700	100,825
+	Ocwen Finl Corp	8,050	104,409
			703,892

Bryce Capital Value Fund
Investments - continued

Health Care - 21.3%
+	Amerigroup Corp	3,700	99,345
	Biovail Corp	7,300	98,185
	Computer Programs & Sys Inc	2,500	95,775
+	Edwards Lifesciences Corp	1,450	98,644
	McKesson Inc.	2,300	101,200
	Medco Hearlth Solutions Inc	2,325	106,042
	Teva Pharmaceutical Inds Ltd Adr	2,125	104,848
+	Thermo Electron Corp.	2,500	101,925
+	VCA Antech Inc	4,175	111,473
+	Waters Corp.	2,000	102,940
			1,020,377

Materials - 3.7%
	Scotts Miracle-Gro Company	2,850	99,893
	The Mosaic Co.	1,850	81,955
			181,848

Information Technology - 22.6%
+	Akamai Technologies Inc	4,925	94,462
+	BMC Software Inc	2,900	97,991
+	Blue Coat Systems	5,855	96,842
+	Check Point Software Technologies Ltd	4,250	99,748
+	Dell Inc.	7,450	102,289
+	EMC Corp	7,500	98,250
	Maximus Inc	2,925	120,655
+	Open Text Corp Com	2,300	83,766
	PerkinElmer Inc.	5,475	95,265
+	Shanda Interactive Entmt Ltd	1,750	91,595
+	Skyworks Solutions Inc	11,000	107,579
			1,088,442

Telecommunication Services -2.6%
	USA Mobility Inc	8,300	105,908
			105,908

TOTAL COMMON STOCKS			$ 4,898,199
		7

Bryce Capital Value Fund
Investments - continued

MONEY MARKET FUNDS - (1.5%)

BONY Hamilton Money Market Fund			-71,858

TOTAL MONEY MARKET FUNDS			-71,858

NET INVESTMENT ASSETS - 100.0%			$ 4,826,341

	+ non income producing security

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
as of June 30, 2009

Bryce Capital
Value Fund
Assets:
Investments in securities, at fair value	$ 4,898,199
Cash and cash equivalents	-
Dividends and interest receivable	1,337
Receivable for securities sold	42,146
Due from advisor	82,528
Total Assets	5,024,210

Liabilities:
Payable for securities purchased	71,858
Accrued expenses and other liabilities	0
Total Liabilities	71,858

Net Assets	$ 4,952,352

Net Assets Consist Of:
Paid in capital	$ 9,763,282
Accumulated net investment gain (loss)	(26,024)
Accumulated net realized loss from security transactions	(4,865,258)
Distributed LT Gains and Net income	(940,539)
Net unrealized appreciation of investments	1,020,891

$ 4,952,352

Shares Oustanding	740,371

Net asset value and redemption price per share	$ 6.69

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of July 1, 2008 through June 30, 2009

Bryce Capital
Value Fund
Investment Income:
Dividends	$ 104,586
Interest	417
Total investment income	105,003

Expenses:
Advisory fees (Note 2)	69,521
Accounting fees	25,572
Transfer agent fees	18,035
Legal fees	10,654
Audit fees	10,700
Registration fees	16,489
Shareholder reporting expense	2,276
Custody fees	18,254
Miscellaneous fees & expenses	28,484
Total expenses	199,986

Less:
Advisory fees waived and expenses reimbursed (Note 2)	(109,724)
Net expenses	90,262
Net investment gain (loss)	14,741

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 3):
Net realized gain/(loss) from security transactions	(4,865,258)
Net change in unrealized appreciation of investments	(2,068,829)
Net realized and unrealized gain on investments	(6,934,087)

Net decrease in net assets resulting from operations	$ (6,919,346)

BRYCE CAPITAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
Bryce Capital Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	06/30/09	06/30/08	06/30/07	06/30/06
From Operations:
Net investment gain/loss	$ 14,741.00	$ 44,406	$ (11,089)	$ (17,462)
Net realized gain/loss from security transactions	(4,865,258)	251,133.00	495,953	56,915
Net change in unrealized appreciation
of investments	(2,068,829)	594,686	692,884	495,400
Net increase in net assets
resulting from operations	(6,919,346)	890,225	1,177,748	534,853

From Capital Share Transactions:
Shares sold	2,461,150	4,321,440	1,168,779	2,839,759
Shares redeemed	(2,593,176)	(938,885)	(920,892)	(318,718)
Reivested Shares	290,343
Net increase in net assets from
capital share transactions	158,317	3,382,555	247,886	2,521,041

Net increase in net assets	(6,761,029)	4,272,780	1,425,634	3,055,894

Net Assets:
Beginning of Period	$ 11,713,381	$ 7,440,601	$ 6,014,967	2,959,073
End of Period	$ 4,952,352	$ 11,713,381	$ 7,440,601	$ 6,014,967
(Includes accumulated net investment gain(loss) of:)	(26,024)	7,961	(36,445)	$ (25,356)

Capital Share Transactions:
Shares as of beginning of period	741,402	477,131	458,525	264,298
Shares sold	234,328	284,186	94,036	218,142
Shares redeemed	(270,298)	(63,673)	(75,430)	(23,915)
Capital gains reinvested	35,236	43,758
Shares as of end of period	740,668	741,402	477,131	458,525

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/09	6/30/08	6/30/07	6/30/06	6/30/05

Net Asset Value, Beginning of Period	15.77	$ 15.58	13.12	$ 11.20	$ 10.00
Capital Gain and Income distribution	(0.25)	$ (1.12)
Income (Loss) From
Investment Operations:
Net investment gain/loss (1)	0.02	$ (0.07)	$ (0.02)	$ (0.05)	$ (0.06)
Net realized and unrealized gain/loss
from investment operations (1)	(8.85)	$ 1.41	$ 2.49	$ 1.97	$ 1.26
Total from investment operations	(8.83)	$ 1.34	$ 2.47	$ 1.92	$ 1.20

Net Asset Value, End of Period	6.69	$ 15.77	$ 15.59	$ 13.12	$ 11.20
	6.69
Total Return (2)	-56.9%	8.4%	18.8%	17.0%	12.0%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 4,952	$ 11,713	$ 7,441	$ 6,015	$ 2,959
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	2.77%	1.67%	2.21%	2.63%	7.20%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.25%	1.22%	1.25%	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-1.32%	-1.02%	-1.14%	2.02%	-6.23%
Ratio of net investment loss to average
net assets, after waiver/reimbursement (3)	0.20%	-0.05%	-0.17%	-0.37%	-0.65%

Portfolio Turnover Rate	462%	47.25%	20.31%	40.26%	147.52%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(3) Annualized.

Bryce Capital Growth Fund:

The Bryce Capital Growth Fund performed well in the first half of 2009, up 11.04% versus a total return of 3.16% for the benchmark S&P 500. The ongoing recession, which caused the S&P 500 to start the year down over 25%, began to reverse on March 7th.  The rally continued through the end of the quarter on signs that the recession was losing its’ grip on the economy. The Bryce Capital Growth Fund which remains ahead of its benchmark since inception was positioned very well to take advantage of the turn in the stock market as we exited arguably the most significant financial crisis since the Great Depression. We remain confident in the belief that our stock picking discipline will continue to benefit our shareholders as those companies that have been able to manage their balance sheet through these difficult times are rewarded.

During the six months ending June 30th, the Bryce Capital Growth Fund saw the greatest positive contribution to our fund performance come from Consumer Staples and Information Technology stocks. The top performing holding for the fund during the first half of 2009 was Green Mountain Coffee Roasters, up over 129%. Green Mountain Coffee is a specialty company distributing coffee through retail stores and restaurants. The company has enjoyed considerable success thanks to development of the single-serving consumer coffee market. Its prior acquisition of Keurig provided Green Mountain with the opportunity to drive sales of single serving K-cup coffee. Green Mountain captured market share by selling single serve brewing machines to consumers at a lower price than competitors. This increased its customer base, allowing Green Mountain to sell more high margin coffee. Implementing this strategy ahead of the recession allowed Green Mountain to benefit as consumers shifted away from higher priced coffee sold through café's to home brew coffee. As a result, Green Mountain earnings per share rose 47.6% from 2007 to 2008.

The next largest contributor to returns was Apple Computer, which successfully launched its iPhone smart phone in 2008 and launched its follow-up iPhone (the 3GS) in the Spring of 20009. While demand for cell phones has fallen in 2009, the market share of smart phones, those able to perform multiple Internet functions, continues to grow. Apple's iPhone remains a market leader in this fast-growing category and Apple stock returned 66.9% in the first 6-months of 2009.  Synaptics and Starent were the also in the top five performers. Synaptics  returned 56.3% during the first six months of 2009. Synaptics products include touch screens used in mobile devices, specifically those incorporated into smart phones. Starent manufactures equipment used by mobile operators to deliver multimedia services. As smart phone market share has risen, so has demand for multimedia services. This increase in demand is driving cellular companies to invest in products helping deliver data, voice and video quickly and accurately. We added this position during the first quarter and it returned 40.6% from that time until the end of the first half of the year. Our fifth largest contributor was TJX Companies, which owns the iconic TJ Maxx and Marshalls discount stores. Discounters, including TJX, have benefited from economically driven shifting consumer buying trends toward value.

The company producing the largest negative impact on performance was Almost Family Inc., an in-home nursing services provider to recuperating and disabled patients. Despite significant earnings growth opportunity tied to an aging population, fears over legislative risks to rates increases and uncertainty over legislative impacts tied to broader healthcare reform caused Almost Family's stock price to fall 49.6% from the start of the year and we eliminated the position in the first quarter. Similar legislative risk caused our second worst performing stock to drop, as Athena Health fell 23.4% during the period we owned it in the first quarter of 2009. Athena provides record-keeping to physicians. As the economy rebounded in the second quarter, education service providers fell out of favor and negatively contributed to performance. Universal Technology Institute, Devry Inc. and Strayer Education were the next three biggest detractors of returns in the first half of this year. Despite growing student populations, investors who had positioned within this group to benefit from downward trending unemployment moved away from the group following the March low. The largest contributors of negative returns to shareholders were dominated by healthcare and education service stocks, where companies continued to execute and grow their business, however, were punished as investor sentiment shifted widely from fear in the first quarter to growing optimism in the second quarter.

As we move into the second half of 2009, we remain confident in our current holdings and sector positioning. The fund continues to invest in companies where growth is substantially greater than the broader market yet valuations remain attractive. We are pleased with the outperformance we've generated over the S&P 500 in the past 6-months and believe investors will continue to reward those companies where revenue and earnings growth warrants.

Table 1
PERFORMANCE
Annualized for the period ended June 30, 2009
		Bryce Growth	Russell	S&P 500
		Fund	1000 Growth
Year to date	(not annualized)	11.0%	11.5%	3.2%

One Year		-30.3%	-24.5%	-26.2%

Three Year		-6.6%	-5.5%	-8.2%

Since Inception	(September 14, 2004)	-1.5%	-1.1%	-2.2%

Cummulative	(not annualized)	-7.2%	-5.3%	-10.1%

*The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

The performance data shown is historical.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

Bryce Capital Growth Fund
Investment Changes

Top Ten Stocks as of June 30, 2008
% of fund's net assets
Apple Inc Com	4.4
Starent Networks Corp	3.9
Intercontinental Exchange Inc.	3.8
Cerner Corp Com	3.7
Quality Sys Inc	3.7
Netease Com Inc	3.7
Synaptics Inc	3.7
TJX Cos Inc New	3.5
Priceline Com Inc	3.5
Broadcom Corp Cl A	3.4
37.3%

Top Five Market Sectors as of June 30, 2008
% of fund's net assets
Information Technology	37.6
Consumer Discretionary	26.1
Energy	13.2
Industrials	6.2
Health Care	5.5
88.6
Asset Allocation (% of Fund's net assets)
As of June 30, 2008

Bryce Capital Growth Fund
Investments June 30, 2009
Showing Percentage of Net Assets

COMMON STOCK - 99.5

		Shares	Value

Consumer Discretionary - 27.1%
+	Amazon Com Inc	1,875	156,863
+	BJ's Restaurants Inc	6,500	109,655
	Buckle Inc	4,387	139,375
+	Buffalo Wild Wings Inc	3,800	123,576
+	Career Ed Corp	5,750	143,118
+	Netflix Com Inc	2,885	119,266
+	Panera Bread Co	2,600	129,636
+	Priceline Com Inc	1,500	167,325
	TJX Cos Inc New	5,400	169,883
			1,258,697

Consumer Staples - 6.5%
+	Green Mountain Coffee Roasters	2,550	150,756
+	Whole Foods Mkt Inc	7,900	149,942
			300,698

Energy - 5.7%
+	National Oilwell Varco Inc.	3,150	102,879
+	Weatherford International	8,300	162,348
			265,227

Financials - 3.9%
+	Intercontinental Exchange Inc.	1,600	182,784
			182,784

Health Care - 13.7%
+	Cerner Corp Com	2,900	180,641
+	HMS Hldgs Corp	3,800	154,736
+	Illumina Inc	3,750	146,025
+	Intuitive Surgical	950	155,477
			636,879

Bryce Capital Value Fund
Investments - continued

Information Technology - 39.0%
+	Apple Inc Com	1,500	213,645
+	Broadcom Corp Cl A	6,625	164,234
+	Google Inc. Cl A	375	158,096
+	NVIDIA Corp Com	12,300	138,867
+	Netease Com Inc	5,100	179,418
	Qualcomm Inc	3,450	155,940
	Quality Sys Inc	3,150	179,424
+	Research In Motion	2,100	149,205
+	Starent Networks Corp	7,600	185,516
+	Synaptics Inc	4,700	181,655
+	Synchronoss Technologies Inc	8,600	105,522
			1,811,522

Telecommunication Services - 3.5%
+	J2 Global Communicatons Inc	7,100	160,176
			160,176

TOTAL COMMON STOCKS			$ 4,615,983

MONEY MARKET FUNDS - 0.5%

Dreyfus Institutional Res Money			25,249

TOTAL MONEY MARKET FUNDS			25,249

NET INVESTMENT ASSETS - 100.0%			$ 4,641,232

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
as of June 30, 2009

Bryce Capital
Growth Fund
Assets:
Investments in securities, at fair value	4,615,983
Cash and Cash equivalents	25,249
Receivable for investments sold	-
Prepaid expenses and other assets	955
Due from advisor	175,015
Total Assets	4,817,202

Liabilities:
Payable for investments purchased	0
Accrued expenses and other liabilities	0
Total Liabilities	0

Net Assets	$ 4,817,202

Net Assets Consist Of:
Paid in capital	6,311,749
Accumulated net investment loss	(154,536)
Accumulated net realized loss from security transactions	(2,023,691)
Net unrealized appreciation of investments	683,680

$ 4,817,202

Shares Outstanding	533,931

Net asset value and redemption price per share	$ 9.02

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of July 1, 2008 through June 30, 2009

Bryce Capital
Growth Fund
Investment Income:
Dividends	$ 22,070
Interest	1,551
Total investment income	23,621

Expenses:
Advisory fees (Note 2)	48,503
Accounting fees	25,572
Transfer agent fees	18,035
Legal fees	8,660
Audit fees	10,700
Registration fees	7,764
Insurance expense	4,052
Shareholder reporting expense	2,192
Miscellaneous Fees & Expenses	26,797
Custody fees	24,321
Total expenses	176,596

Less:
Advisory fees waived and expenses reimbursed (Note 2)	(114,421)
Net expenses	62,175
Net investment loss	(38,554)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 3):
Net realized gain/(loss) from security transactions	(2,023,691)
Net change in unrealized appreciation of investments	(121,890)
Net realized and unrealized loss on investments	(2,145,581)

Net decrease in net assets resulting from operations	$ (2,184,135)

BRYCE CAPITAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
Bryce Capital Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/09	6/30/08	6/30/07	6/30/06
From Operations:
Net investment loss	(38,554)	$ (47,056)	$ (22,915)	$ (20,881)
Net realized loss from security transactions	(2,023,691)	33,197	87,285	(79,497)
Net change in unrealized appreciation
of investments	(137,890)	276,429	301,549	208,977
Net increase in net assets
resulting from operations	(2,200,135)	262,570	365,919	108,599

From Capital Share Transactions:
Shares sold	2,025,102	1,997,412	880,647	1,749,442
Shares redeemed	(1,188,259)	(538,000)	(725,168)	(243,181)
Net increase in net assets from
capital share transactions	836,843	1,459,627	155,479	1,506,261

Net increase in net assets	798,289	1,722,197	521,398	1,614,860

Net Assets:
Beginning of Period	6,180,494	$ 4,458,297	$ 3,936,899	2,322,039
End of Period	4,817,202	6,180,494	4,458,297	$ 3,936,899
(Includes accumulated net investment loss of:)	(154,536)	(100,556)	(53,500)	$ (30,585)

Capital Share Transactions:
Shares as of beginning of period	473,991	359,909	345,578	216,943
Shares sold and reinvested	188,754	156,538	68,713	148,816
Shares redeemed	(128,814)	(42,456)	(54,382)	(20,181)
Shares as of end of period	533,931	473,991	359,909	345,578

* Beginning date as of September 14, 2004 (commencement of operations).

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/09	6/30/08	6/30/07	6/30/06	6/30/05

Net Asset Value, Beginning of Period	$ 13.04	$ 12.39	$ 11.39	$ 10.71	$ 10.00
Capital Gains Distribution	$ 0.07
Income (Loss) From
Investment Operations:
Net investment loss (1)	$ (0.07)	$ (0.10)	$ (0.06)	$ (0.07)	$ (0.09)
Net realized and unrealized gain (loss)
from investment operations (1)	$ (4.01)	$ 0.71	$ 1.06	$ 0.75	$ 0.80
Total from investment operations	$ (4.08)	$ 0.61	$ 1.00	$ 0.68	$ 0.71

Net Asset Value, End of Period	$ 9.02	$ 13.04	$ 12.39	$ 11.39	$ 10.71

Total Return (2)	-32.1%	7.2%	8.8%	6.4%	7.1%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 4,817	$ 6,180	$ 4,458	$3,937	$2,322
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	3.55%	2.58%	2.95%	3.41%	7.99%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-3.07%	-2.26%	-2.54%	-2.92%	-7.53%
Ratio of net investment loss to average
net assets, after waiver/reimbursement (3)	-0.77%	-0.91%	-0.82%	-0.62%	-1.03%

Portfolio Turnover Rate	442.00%	51.50%	31.04%	41.91%	123.20%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(3) Annualized.

BRYCE CAPITAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2009

Note 1.  Organization

Bryce Capital Funds (the “Trust”) was organized as a Delaware business trust formed on April 1, 2004 and currently offers two series: Bryce Capital Growth Fund and Bryce Capital Value Fund (each, a “Fund” or a “Series”). Each Series is authorized to issue an unlimited number of shares, par value $.001 per share. All shares of each Series have equal rights and privileges.

The Trust is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund commenced investment operations on September 14, 2004.  Each Fund’s business and affairs are managed by its officers under the direction of the Board of Trustees.  Each Fund’s investment objective is to seek long-term growth of capital.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. NASDAQ traded securities are valued at the NASDAQ official closing price (NOCP).  Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.  Short-term investments held by a Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - Each Fund records dividends and distributions to shareholders on the ex-dividend date.  Each Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Costs incurred in connection with the Fund’s organization are paid by “the Funds” investment advisor Bryce Capital Management, LLC.

Note 3.  Investment Advisory Fee and Other Transactions

The Trust has entered into an investment advisory agreement (the “Agreement”) on behalf of each Fund with Bryce Capital Management, LLC. (the “Adviser”). Pursuant to the Agreement, the Adviser manages the investment portfolio of the Funds, subject to policies adopted by the Trust’s Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Funds.   For its services, the Adviser receives a fee, paid monthly, calculated at an annual rate of 1.00% of each Fund’s average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent a Fund’s operating expenses exceed 1.25% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of each Fund’s average daily net assets. The Fund has a recapture agreement with the Adviser allowing for reimbursement of waived fees and/or reimbursed fees subject to the expense limits of the Funds. To the extent that the advisor has waived its fees and not provided reimbursement to the Fund, the Fund carries an asset called “Due From Adviser” which is the amount owed to the fund by the Adviser. As of June 20, 2009 the Due From Advisor asset was $ 82,528 for the Value Fund and $ 175,015 for the Growth Fund.

For the period ended June 30, 2009, the Adviser waived fees amounting to the following:

Bryce Capital Value Fund	$69,521
Bryce Capital Growth Fund	$48,503

The Trust has entered into a Fund Accounting Service Agreement and a Transfer Agency and Service Agreement (“Agreements”) with Gemini Fund Services, LLC (“GFS”).  Pursuant to the Agreements, GFS serves as Transfer Agent and Dividend Disbursing and Fund Accounting Agent to each Fund.  For these services, each Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets, subject to certain minimum requirements.

Northern Lights Distributors, LLC (“AFD”) is the Distributor of the Trust.  The Trust on behalf of each Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of each Fund’s shares and for the printing of all Fund prospectuses used in connection with distribution and sale of each Fund’s shares. Each Fund will pay the Distributor a fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets. During the period ended June 30, 2009, the Plan was not in effect, hence the Funds did not accrue any fees and no payments were made.

Note 4.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for each Fund for the year ended June 30, 2009 were approximately as follows:

	Capital Value Fund	Capital Growth Fund
Purchases	$31,644,939	$22,053,950
Sales	$31,465,349	$21,254,496

At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

	Capital Value Fund	Capital Growth Fund
Gross unrealized appreciation	$ 840,022	$ 740,943
Gross unrealized depreciation	$ (5,705,279)	$ (2,764,634)
Net unrealized appreciation	$ (4,865,257)	$ (2,023,691)

TRUSTEES AND OFFICERS

Overall responsibility for conduct of the Trust’s affairs rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated in a separate table below.  The Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.  The Trust’s bylaws contain procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Trustees.

Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Todd Campbell, 40	Trustee	2008	See Below	2
Robert Wayland-Smith, 65	Trustee	2004	See Below	2
Kathleen Wright, 60	Trustee	2006	See Below	2

                                          *

                                        Please see each Board member’s personal description below.

Interested Trustees Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Edmond Sheidlower, 42	President	2004	Principal – Bryce Capital	2
Dennis Lohouse, 56	CFO	2004	Principal – Bryce Capital	2

                                          *

                                        Please see each Board member’s personal description below.

Robert Wayland-Smith.   Mr. Wayland-Smith joined Lincoln Rochester Trust Company, a predecessor of JPMorgan Chase & Co., in 1967 as a management trainee in the portfolio and liability management department.  During his 31-year career at the bank he served in a number of senior management positions including municipal dealership, portfolio and liability management, financial and investment services, and personal and institutional trust.  He served as President and CEO of the Rochester Division from 1988 through June 1993.  At the time of his retirement in December 1998, he was the Senior Upstate Trust and Investment Division Executive for the Chase Manhattan Bank.

A native of Oneida, New York, Wayland-Smith graduated from the University of Rochester in 1965 with a Bachelor of Arts degree in Economics.  He has two married daughters who are elementary school teachers.

Active in a number of community and professional organizations, Wayland-Smith currently serves on the Board of Directors of the Greater Rochester Individual Practice Association, the Board of Trustees of Rochester Institute of Technology, the Board of Trustees of the Center for Governmental Research, Inc., Chair of the College Council at SUNY Geneseo, the Board of Trustees of the Oneida Community Mansion House, the Finance and Investor Relations Committee of the Greater Rochester Enterprise, the Prospect Research and Leadership Giving Committees of the United Way and the Development Committee of Hope Hall School.

Todd Campbell. Mr. Campbell has been providing independent equity research to professional money managers for more than a decade.  In 2003, Mr. Campbell founded E.B. Capital Markets, LLC, an independent research firm serving professional money management firms.  Today, some of the largest money management firms in the country trust the proprietary research developed by Mr. Campbell.  As firm President, Mr. Campbell is responsible for all research and client services.  Prior to founding E.B. Capital Markets, LLC, Mr. Campbell was Vice President and Partner of Alpha Equity Research, an independent equity research firm.  Mr. Campbell’s responsibilities at Alpha Equity Research included developing new research products and institutional sales.  Mr. Campbell was also responsible for Alpha’s individual brokerage business, providing investment services to over 100 high net worth families.  In the past decade, Mr. Campbell’s articles have been featured in the Market Technician’s Association trade journal.  Mr. Campbell’s insights have been featured in various print and online financial publications, including Barron’s & SmartMoney.  Mr. Campbell has also appeared on the financial news network, CNN/fn.  Mr. Campbell is a graduate of the University of New Hampshire, where he studied English, Psychology and Business Administration with a focus on economics.  Mr. Campbell is an Associate Member of the Market Technician’s Association and a former series 7 licensed broker.

Kathleen Wright.   Ms. Wright brings over 40 years of financial services experience to the Board of Bryce Capital Funds. Her career started at Basch and Company in their mutual funds division. After moving to Rochester, New York she spent 18 years at The Chase Manhattan Bank as manager of Institutional Trust Services, wherein she managed custody, corporate trust and fiduciary services for institutions and money managers. In 1993 she co-founded Epic Advisors, a nationally recognized TPA and recordkeeping firm, providing 401k and pension plan services to plan sponsors and plan participants.

Epic Advisors was acquired by a regional banking institution in 2005 and Ms. Wright now devotes her entrepreneurial skill and expertise working with not-for-profit organizations in Western New York. She is currently the Chairperson of the Rochester Women’s Foundation.

Edmond D. Sheidlower, CMFC.  Mr. Sheidlower has 17 years of significant investment experience. Prior to co-founding Bryce Capital Management, Mr. Sheidlower spent 11 years in the investment business, the last 9 years at Chase Manhattan Bank. In his most recent position he was a Portfolio Manager in Chase's Personal Trust & Investment Asset Management Group, responsible for the management of over $300 million in client assets.

Prior to joining Chase's Personal Trust & Investment Asset Management Group he was a member of Chase's Institutional Asset Management team, where he served as Equity Research coordinator for the Upstate Regional Bank and was associate portfolio manager of Chase’s equity mutual and collective funds.

A 1988 graduate of Hobart College in Geneva, New York, Mr. Sheidlower holds a Bachelor of Arts degree in Economics and he has earned the Chartered Mutual Fund Counselor (CMFC) designation.

Dennis E. Lohouse, CFA.  A founding partner of Bryce Capital Management, Mr. Lohouse began his career in the investment business as a securities analyst in the Equity Research department of Chase Manhattan Bank in 1986. In 1987 he was appointed Director of Research with responsibility for stock research and trading. In that same year he became co-manager of the Trinity Equity Trust, a $200 million diversified equity fund.

In 1990 he moved to Chase's investment banking group and specialized in valuations of corporations and closely held businesses.  Early in 1992, he was named Manager of Chase's Institutional Investment Group.  In 1994, Mr. Lohouse assumed responsibility for all Upstate Corporate and Institutional businesses and was appointed Chief Investment Officer in January of 1995.  He was also a Managing Director and registered principal of Chase Securities Inc.

He holds an MBA in Finance and Accounting from the William E. Simon School at the University of Rochester, an MS in Economics and a BA in Psychology both from the State University of New York at Buffalo. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the American Society of Appraisers, the Treasury Management Association and the International Association of Financial Planners.

Your Notes

Bryce Capital Funds

Northern Lights Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

1-866-62-BRYCE

www.brycefunds.com

Not FDIC Insured – May Lose Value – No Bank Guarantee

For more complete information, including fees, risks and expenses please call the Bryce Capital Funds Group at 1-866-62-BRYCE or go to our website at www.brycefunds.com for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Bryce Capital Growth Fund and Bryce Capital Value Fund. A description of the funds’ voting policies and procedures is available without charge upon request, by calling the Bryce Capital Funds Group toll free number above or by accessing the SEC’s website at http://www.sec.gov.

©2009 Bryce Capital Management, LLC

Item 2. Code of Ethics.   Exibit a(1) Code of Ethics

Item 3. Audit Committee Financial Expert. The registrant's Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has one audit Committee financial expert serving on its audit committee, who is an independent Trustee for purpose of this N-CSR item: Robert Wayland Smith. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligation, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services. 1. (a) Audit Fee -  $10,200 and $10,200 respectively, are the aggregate fees billed to each fund in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees - $500 and $500 are the aggregate fees billed to each fund in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - $1,200 and $1,200 respectively, are the aggregate fees billed to each fund in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this

Item 4.

(d) All Other Fees - $ 0 and $ 0 respectively, are the aggregate fees billed to each fund in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant's audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant,  the adviser or its affiliates to the registrant's principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the  attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

     (2) 100% of the services provided to the registrant described in paragraphs (b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item 4. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b)-(d) of this Item 4 that were required pre-approved by the audit  committee.

(f) No disclosures are required by this Item 4(f).

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bryce Capital Funds

By (Signature and Title)

*/s/ Edmond D. Sheidlower

       Edmond D. Sheidlower, President

Date

8/29/09

By (Signature and Title)

*/s/ Dennis E. Lohouse, CFA

       Dennis E. Lohouse, CFA, Treasurer

Date

8/29/09